                                                                    EXHIBIT 24.1

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                        /s/ H. John Greeniaus
                                        H. John Greeniaus

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                        /s/ Forrest R. Haselton
                                        Forrest R. Haselton

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                                /s/ Berdon Lawrence
                                                Berdon Lawrence

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY


          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                               /s/ James L. Pate
                                               James L. Pate

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company 's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.

                                             /s/ Terry L. Savage
                                             Terry L. Savage

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company 's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                         /s/ Brent Scowcroft
                                         Brent Scowcroft

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company 's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                            /s/ Gerald B. Smith
                                            Gerald B. Smith

                         PENNZOIL-QUAKER STATE COMPANY

                               POWER OF ATTORNEY

          WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto (collectively, the "Registration Statement"), in connection with the Company 's proposal to offer to exchange up to $350,000,000 aggregate principal amount of notes registered under the Act for a like aggregate principal amount of outstanding notes;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint THOMAS P. KELLAGHER, JAMES J. POSTL and JAMES W. SHADDIX and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of March, 2002.


                                            /s/ Lorne R. Waxlax
                                            Lorne R. Waxlax